Haltain Developments Corp.

2922 Mt. Seymour Pkwy., North Vancouver, BC, V7H 1E9

September 11, 2014

Alternative Energy Partners Inc. Attn: Mario Barrera, President

301 Yamato Road

Boca Raton, FL 33431

SK3 Group, Inc.

Attn: Artemus Mayor, President

448 S. Hill Street, Suite 405

Los Angeles, CA 90013

RE:  AMENDED LETTER OF INTENT

Gentlemen:

The purpose of this Amended Letter of Intent (“Letter”) is to amend that certain Letter of Intent dated June 4,

2014  and  to  set  forth  certain  non-binding  understandings  and  certain  binding  obligations  between  Haltain

Developments Corp. (Haltain”) on its own behalf or on behalf of a wholly owned subsidiary to be formed by Haltain (“Subco”) and Alternative Energy Partners Inc., a Florida corporation and SK3 Group, Inc., a Delaware corporation (collectively “TargetCo”), with respect to a proposed transaction (the “Proposed Transaction”) in which Subco will acquire all of the assets of TargetCo (the “Assets”) from TargetCo, subject to certain defined liabilities of TargetCo. The Proposed Transaction will consist of Subco entering into a transaction to acquire the TargetCo Assets by way of a asset exchange agreement or a three-cornered amalgamation (pursuant to a plan of arrangement). Upon completion of the Proposed Transaction, an application will be made to list the common assets of Subco on the Canadian Securities Exchange. For purposes of this Letter, Haltain, or Subco, and TargetCo are sometimes collectively referred to as “parties” and individually as a “party.”

The terms of the asset purchase transaction will be more particularly set forth in a transaction document agreement and one or more definitive agreements (collectively, the “Definitive Agreement”) to be mutually agreed upon by the parties. The following numbered paragraphs of Part I of this Letter and the term sheet attached as Schedule “A” hereto (the “Term Sheet”) reflect the status of our discussion regarding the matters described herein.  Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Term Sheet.

This Letter and the Term Sheet outline the proposed transaction based on each party’s present understanding of the current condition of the assets, financial position and business operations of TargetCo. In particular, Haltain understands that the TargetCo has represented that they are in the business of providing services to the medical marijuana industry in the United States. TargetCo further understands that in order to effect the transactions contemplated in this Letter, Haltain will be required to effect a corporate reorganization prior to undertaking any of the transactions outlined in this Letter, and in relation to its corporate reorganization will seek shareholder approval to spin out a subsidiary which will then acquire the assets and liabilities of TargetCo or seek shareholder approval to approve the amalgamation.

The Term Sheet and the following numbered Section 2 of Part I constitute a general outline of the proposed transaction, the purchase price, key ancillary agreements and important conditions.  The provisions shall be included in the Definitive Agreement, but in all instances shall be subject to and contingent upon the parties reaching agreement on the Definitive Agreement and the terms and conditions set forth in the Definitive Agreement. The parties’ expressly state their intention that this Letter as a whole, and Section 2 of Part I in particular, do not and shall not constitute a legal and binding obligation, contract or agreement between any of  the  parties,  are  not intended  to  be  an  extensive  summary  of  all  of  the  terms  and  conditions  of  the proposed acquisition or the Definitive Agreement, and are subject to the approval by all Parties. The parties do, however, expressly intend that Sections 3 – 9 of Part II of this Letter, upon acceptance by both Parties,   shall   constitute   the   parties’ agreements  with  respect  to  the  procedures  for  negotiation  and preparation of the Definitive Agreement.

PART I: NON-BINDING STATEMENT OF UNDERSTANDING

2.           PREPARATION OF THE DEFINITIVE AGREEMENT

2.1        Definitive Agreement.  It is intended that the Definitive Agreement to implement the Proposed Transaction will be in form and substance mutually acceptable to Haltain/Subco and TargetCo and will be in substantially the form customarily used for similar transactions, including customary indemnities, representations and warranties and conditions from and in favour of the parties.  In addition, it is anticipated that the Definitive Agreement will include provisions, as yet to be negotiated, with respect to the following:

(a)        TargetCo will provide such audited and unaudited financial statements as may be required to be included in an information circular to be prepared by Haltain or Subco in relation to obtaining shareholder approval of the Proposed Transaction, if necessary;

(b)        Upon completion of the Proposed Transaction, the board of directors and officers of the Resulting

Issuer will be as indicated on the Term Sheet;

(c)        Conditions of completion, including the following:

(i)

completion of the plan of arrangement by Haltain and Subco or shareholder approval by

Haltain and the TargetCo for the transaction;

(ii)

Haltain or Subco having no more than 1,500,000 common shares outstanding as of the closing of the Arrangement, representing at least 200 shareholders, each with at least 500 common shares;

(iii)

Haltain or Subco will have completed and be satisfied, in its sole discretion, with the results of its due diligence review of TargetCo, such due diligence to cover legal, accounting,

business, financial, operational, regulatory, environmental and other relevant matters;

(iv)

the Board of Directors of Subco will have approved the Proposed Transaction and the form of the Definitive Agreement;

(v)

receipt of all approvals, including those of shareholders and applicable regulatory authorities,  required  in  respect  of  the  Proposed  Transaction  on  terms  and  conditions satisfactory to Haltain, Subco and TargetCo, acting reasonably;

(vi) no material adverse change having occurred in the business of Haltain, Subco and

TargetCo;

(vii)

no legal proceedings pending or threatened to prohibit, enjoin or materially restrict completion of the Proposed Transaction; and

(viii) approval of the security holders of Haltain, Subco and TargetCo, as applicable and if necessary, obtained at duly called shareholders meetings or by written majority consent.

2.3       Closing Date: The Closing Date of the Proposed Transaction will take place on the date as specified in the Definitive Agreement and in no event later than 60 days from the date of the Definitive Agreement, or as otherwise mutually agreed to among the parties.

2.4        Structure:  In order to facilitate the Proposed Transaction,  Haltain, Subco and TargetCo each agree to use their commercial best efforts to formulate a structure for the Acquisition which is acceptable to each of the parties and which is formulated to:

(a)

comply with all necessary legal and regulatory requirements; (b)

minimize or eliminate any adverse tax consequences; and

(c)

be as cost effective as possible.

PART II: AGREEMENTS OF THE PARTIES REGARDING THE PROCEDURES FOR NEGOTIATION AND PREPARATION OF THE DEFINITIVE AGREEMENT

In consideration of all costs to be borne by each party in pursuing the acquisition and asset sale contemplated by this Letter and in consideration of the mutual undertakings by the parties as to the matters described in this Letter, upon execution of counterparts of this Letter by each party, the following Sections 3 - 9 (the “Binding Provisions”) will constitute legally binding and enforceable agreements of the parties regarding the procedures for the negotiation and preparation of the Definitive Agreement.

3.  DUE DILIGENCE

3.1      From the date of acceptance by the parties of the terms of this Letter, until the negotiations are terminated as provided in Section 9 of this Letter, the TargetCo will give Haltain and Haltain’s management personnel, legal counsel, accountants, and technical and financial advisors, full and unrestricted access and opportunity to inspect, investigate  and  audit  the  books,  records,  contracts, and  other  documents  of  the  TargetCo as  it relates to  the TargetCo’s business and all of the TargetCo’s assets and liabilities (actual or contingent), including, without limitation, inspecting the TargetCo’s property and conducting additional environmental inspections of property and reviewing financial  records,   contracts,  operating  plans,   and  other   business  records,   for  the   purposes   of evaluating issues related to the operation of the TargetCo’s business.   The TargetCo further agrees to provide Haltain with such additional information as may be reasonably requested pertaining to the TargetCo’s business and assets to the extent reasonably necessary to complete the Definitive Agreement. Haltain further agrees to provide TargetCo with such additional information as may be reasonably requested pertaining to Haltain;s and SubCo’s business and assets to the extent reasonably necessary to complete the Definitive Agreement.

3.2        From the date of acceptance by the parties of the terms of this Letter, until the negotiations are terminated as provided in Section 9 of this Letter, Haltain and Subco will give TargetCo’s management personnel, legal counsel, accountants, and technical and financial advisors, full and unrestricted access and opportunity to inspect, investigate and audit the books, records, contracts, and other documents of the Haltain and Subco as it relates to the Proposed Transaction.   Haltain and Subco further agree to provide TargetCo with such additional information as may be reasonably necessary to complete the Definitive Agreement.

4.  CONFIDENTIALITY

4.1       Except as and to the extent required by law, neither Haltain, Subco nor TargetCo will disclose or use, and will direct its respective representatives not to disclose or use to the detriment of the other party, any Confidential Information (as defined below) with respect to such other party furnished, or to be furnished, by either Haltain, Subco or TargetCo or their respective representatives to such other party or its representatives at any time or in any manner other than as may be agreed to by such other party. For purposes of this Section 4.1, “Confidential Information” means any information about or relating to Subco, TargetCo or Haltain stamped “confidential” or identified in writing as such promptly following its disclosure, unless (i) such information is already known to the other party or its representatives or to others not bound by a duty of confidentiality; (ii) such information becomes publicly available through no fault of the other party or its representatives; (iii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Proposed Transaction;

or (iv) the furnishing or use of such information is required by, or necessary or appropriate in connection with, legal proceedings.  Upon the written request of Haltain or TargetCo, as applicable, the other party will promptly return or destroy any Confidential Information in its possession and certify in writing to the other party that it has done so. The provisions of this Section shall survive termination of the agreements set forth in Sections 3 - 9.

5.  PUBLIC DISCLOSURE

5.1        Except as and to the extent required by law, without the prior written consent of the other parties, neither TargetCo, Haltain, or Subco and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the existence of discussions regarding, a possible transaction between the parties or any of the terms, conditions or other aspects of the transactions proposed in this Letter.  If a party is required by law to make any such disclosure, it must first provide to the other parties the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that the disclosure will be made.  The provisions of this Section shall survive termination of the agreements set forth in Sections 3 - 9. The Parties understand and agree that TargetCo may file a Current Report on Form 8-K regarding this Letter with the U.S. Securities and Exchange Commission and otherwise report on their entry into this Letter, including disclosing a copy of the letter..

6.          DISCLAIMER OF LIABILITIES

6.1      Except for breach of any confidentiality provisions hereof, no party to this Letter shall have any liability to any other party for any liabilities, losses, damages (whether special, incidental or consequential),  costs,  or expenses incurred  by the party in  the  event  the  negotiations among the parties are terminated as provided in Section  7.    Except  to the extent  otherwise expressly provided in the Definitive Agreement entered into by the parties, each party shall be solely responsible for their own expenses, legal fees, accounting fees, and consulting fees related to the negotiations described in this Letter, whether or not any of the transactions contemplated in this Letter are consummated.

7.           TERMINATION

7.1       Except for the provisions set forth in Sections 3 – 9 of Part II, each party hereby reaffirms its intention that this Letter as a whole, and Sections 1 - 2 in particular, are not intended to constitute, and shall not constitute, a legal and binding obligation, contract or agreement between any of the parties, and are not intended to be relied upon by any party as constituting such.   If any party withdraws from dealing or negotiation prior to the Closing Date, or fails to negotiate in good faith, or if each party hereto has not entered into the Definitive Agreement by the Closing Date, then any obligation to negotiate and prepare the Definitive Agreement or otherwise deal with any other party to  this  Letter,  and  the  agreements  of  the  parties  set  forth  in  Sections 3 – 9 shall  immediately terminate.   It is agreed, however, that the terms of any Definitive Agreement entered into by the parties has control over the right to withdraw from dealing or negotiations in this Letter.

8.           EXCLUSIVE OPPORTUNITY AND DEPOSIT

8.1        Upon execution of the original. Letter of Intent between Alternative Energy Partners, Inc. and Haltain,  on June 4, 2014, to which this Letter is an amendment, TargetCo has made a deposit of $50,000 (plus applicable taxes) to Haltain (the “Deposit”).   TargetCo agrees to make payments of up to an additional $150,000 (plus applicable taxes) to Haltain to fund the costs (administrative, court, legal, listing fees, transfer agent, disbursement fees, etc.) of completing the plan of arrangement, closing of the Definitive Agreement and the listing on the Canadian Securities Exchange (the “Expense Payment”). The Expense Payment ($150,000 plus taxes) shall be paid in agreed upon increments and milestones as agreed to by the parties as set forth in the Definitive Agreement. As soon as the transactions are completed, an application will be made to list on the Canadian Securities Exchange. It is understood by the parties that this Letter does not include or address necessary audit fees of each party, which shall be borne by the party obtaining the audit of its own affairs.  All costs and expenses will have applicable taxes added on to them. A breakdown of the actual costs will be finalized by the parties in the Definitive Agreement.

8.2        The Deposit ($50,000 plus taxes) that has paid shall be refundable to TargetCo if no Definitive Agreement is entered into by October 15, 2014, either party terminates the discussions as provided in Item 8.3, or if the plan of arrangement is not completed by October 15, 2014, unless this date is extended in the Definitive Agreement or an amendment thereto to a new date as agreed upon by all parties. Any refund shall be made immediately on demand by TargetCo. The installment payments of the Expense Payments are not refundable once each installment is paid.

8.3       The discussions with respect to this Letter and the Proposed Transaction contemplated hereby may be terminated by TargetCo or Haltain at any time prior to execution of a Definitive Agreement as follows:

(a)

by TargetCo providing written notice to Haltain as follows:

(i)

if TargetCo is unsatisfied with the results of its due diligence review of Haltain;

(ii)

if there shall be in effect a final non-appealable order of a governmental body of competent jurisdiction  restraining,  enjoining  or  otherwise  prohibiting  the  consummation  of  the

Arrangement and/or Subsequent Transaction; and

(iii)

the Proposed Transaction is not completed by October 31, 2014.

(b)

by Haltain providing written notice to TargetCo if:

(i)

if there shall be in effect a final non-appealable order of a governmental body of competent jurisdiction  restraining,  enjoining  or  otherwise  prohibiting  the  consummation  of  the Arrangement and/or Subsequent Transaction; and

(ii)

if the Proposed Transaction is not completed by October 31, 2014.

8.4      If the terms of this Letter are agreeable to the the TargetCo, please sign a copy of this Letter and return a signed copy by Tuesday, September 15, 2014 at 4:30 p.m. (Vancouver time), by electronic mail to Haltain followed by a couriered original signed copy to Haltain. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which taken together shall constitute one and the same document.   Upon acceptance of the Binding Provisions of this Letter (those provisions set forth in Sections 3 – 9) by each party, the parties will negotiate in good faith to prepare and enter into the Definitive Agreement to govern the proposed acquisition and sale, subject to the termination provisions set forth in Section 8.3 above.

9.          MISCELLANEOUS

9.1        This letter of intent shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.  The parties hereby irrevocably attorn to the jurisdiction of the Courts of British Columbia to hear any matter, action, proceeding or dispute relating to this letter of intent.

9.2        All references to “$” in this Letter shall refer to Canadian currency.

9.3        No amendment to this Letter will be valid or binding unless set forth in writing and duly executed by each of the Parties hereto.

9.4        This Letter may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Letter by any Party by electronic transmission will be as effective as delivery of a manually executed copy of this Letter by such Party.

9.5        You are at liberty to obtain independent legal advice concerning this letter of intent prior to signing it. You further recognize that you have had the opportunity to seek independent legal advice. If you seek legal counsel, to clarify any terms or conditions of this letter of intent, you are at liberty to contact Haltain’s legal counsel, Nick Ayling, keeping in mind that he does act for Haltain.

ACCEPTED BY ALL OF THE UNDERSIGNED PARTIES ON THIS 26th DAY OF AUGUST, 2014.

HALTAIN DEVELOPMENTS CORP.

Witness

Rodney Gelineau

Per:

/s/ Richard Shatto

Name: Richard Shatto

Position: President

ALTERNATIVE ENERGY PARTNERS, INC.

Witness

Per:

/s/ Mario Barrera

Name: Mario Barrera

Position: President

SK3 GROUP, INC.

   Per:

Witness

/s/ Artemus Mayor

Name: Artemus Mayor

Position: President

Schedule “A”

Term Sheet

Corporate Combination:

Stage 1: Haltain will undertake a plan of arrangement which will result in Subco becoming a reporting issuer in the Provinces of British Columbia and Alberta (the “Arrangement”). Upon completion of the Arrangement, Subco will have approximately 1,500,000 issued and outstanding common assets (“Subco Assets”).

Completion of the Arrangement shall be subject to the following conditions, as applicable:

•

approval of the Supreme Court of British Columbia;

• approval of the British Columbia Registrar of Companies;

•

shareholder approval of Arrangement;

•

no  legal  proceedings  pending  or  threatened  to  prohibit, enjoin or materially restrict completion of the Arrangement;

and

•

fewer than 10% of the shareholders, shall have exercised applicable  dissent  or  similar  rights  in  respect  of   the

Arrangement.

Stage 2:  Haltain or Subco will negotiate a definitive agreement with TargetCo in respect of a subsequent transaction (the “Subsequent Transaction”)  which  will  result  in  the  combination  of  Subco  and TargetCo (the “Resulting Issuer”) pursuant to which TargetCo will sell all of their assets, subject to specified liabilities, to Subco in exchange for common stock of Subco. Upon completion of the Subsequent Transaction:

•           Subco  will  be  a  reporting  issuer  in  the  provinces  of  British

Columbia and Alberta and will undertake the business of TargetCo in the United States through a wholly-owned Colorado subsidiary to which Subco will transfer the acquired assets in the Plan of Arrangement; and

•           An  application  to  list  Subco  on  the  Canadian  Securities

Exchange will be made.

Board and Management:	Upon completion of the Arrangement and Subsequent Transaction (the “Corporate Combination”), the board and management of the Resulting Issuer will consist of nominees of TargetCo.
Financing:	Prior to or concurrently with completion of the Corporate Combination Subco may complete one or more private placement financings on terms and conditions acceptable to TargetCo.
Recommendation:

The board of each of Subco, Haltain and TargetCo will unanimously recommend to their respective shareholders that they vote in favour of the Corporate Combination at any meeting of the shareholders called to approve the Corporate Combination.

Endnotes

DocuSign Envelope ID: 68262F41-FEC7-4920-AA49-78ECCA4E3BAF

DocuSign Envelope ID: 68262F41-FEC7-4920-AA49-78ECCA4E3BAF

DocuSign Envelope ID: 68262F41-FEC7-4920-AA49-78ECCA4E3BAF